                                                                 EXHIBIT 10.7(b)


ENTSENDUNGSVERTRAG                                          SECONDMENT AGREEMENT


                          EVI AUDIO GMBH (,,EVI GMBH")
                              HIRSCHBERGER RING 45
                                 94315 STRAUBING
                               DEUTSCHLAND/GERMANY

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

vertreten durch den Geschaftsfuhrer Herrn Hans-Peter             represented by its managing director Hans-Peter Richter
Richter
                                                                 and the power of Attorney Gunter Gehlich
und den Prokuristen Herrn
Gunter Gehlich

                                      und/
                                       and

                    TELEX COMMUNICATIONS INC. (,,TELEX INC.")
                           12000 PORTLAND AVENUE SOUTH
                           BURNSVILLE, MINNESOTA 55337
                                       USA

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
vertreten durch den Chief Executive Officer, Herrn               represented by the Chief Executive Officer, Mr
Ned Jackson                                                      Ned Jackson.
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                                      und/
                                       and

                   HERRN / MR. MATHIAS STIELER VON HEYDEKAMPF
                     (,,GESCHAFTSFUHRER/MANAGING DIRECTOR")
                             DORNIERSTRA(BETA)E 35B
                                 94315 STRAUBING
                               DEUTSCHLAND/GERMANY
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
vereinbaren hiermit folgenden Entsendungsvertrag:                hereby conclude the following Secondment Agreement:

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
                           SECTION 1                                               SECTION 1
                   GRUNDLAGEN DER ENTSENDUNG:                            PRINCIPLES OF THE SECONDMENT:
                      ENTSENDUNGSZEITRAUM                                      SECONDMENT PERIOD
(1)      Der Geschaftsfuhrer wird mit Wirkung vom 1.      (1)     The Managing Director shall be seconded from
         April, 2003 fur einen Zeitraum von bis zu                EVI GMBH to TELEX INC. in order that he may
         funf Jahren von der EVI GMBH zur TELEX INC.              assume the position of Group Vice President and
         entsandt, so dass er die Stellung des Gruppen            President-World Wide Pro Audio with TELEX INC.
         Vize Prasidenten und die des Prasidenten                 at its corporate headquarters in the United
         Weltweit Pro Audio bei der TELEX INC., an                States with effect commencing on April 1, 2003,
         ihrem Hauptsitz in den Vereinigten Staaten               having obtained prior to April 30, 2003 latest as
         ubernehmen kann, nachdem ihm vor dem 30.                 determined in Article I. under 1.3 of the "Telex
         April 2003 spatestens, so wie in Art. I unter            Agreement" as defined hereinafter, the appropriate
         1.3. des ,,Telex Vertrages" wie hiernach                 work Visa to enter the United States. Hereinafter
         definiert, ausgefuhrt, ein Arbeitsvisum um               the Managing Director shall be referred to as "VON
         die Vereinigten Staaten aufzusuchen, erteilt             HEYDEKAMPF". The period of Secondment may exist by
         wurde. Hiernach wird der Geschaftsfuhrer als             mutual agreement for a period of up to five(5)
         ,,VON HEYDEKAMPF" bezeichnet. Die                        years (the "Secondment Period") or agreed, subject
         Entsendungszeit ist im gegenseitigem                     to the continuation of the Employment Agreement
         Einverstandnis auf einen Zeitraum von bis zu             between VON HEYDEKAMPF and TELEX INC.(the "Telex
         funf (5) Jahren begrenzt, (der                           Agreement") and subject to the continuation
         Entsendungs-zeitraum) oder langer falls                  of the Service Agreement between VON "EVI
         vereinbart, bedingt durch das Weiterbestehen             Agreement") as defined hereinafterand subject to
         des Anstellungsvertrags zwischen ,,VON                   further extension if permissible under the laws
         HEYDEKAMPF" und der TELEX INC. (der ,,Telex              of Germany and upon mutual agreement
         Vertrag"), bedingt weiter durch die
         Weiterfuhrung des Dienstvertrags zwischen
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



           VON HEYDEKAMPF und der EVI GmbH (der ,,EVI             of the parties.
           Vertrag") wie nachfolgend definiert und
           Gegenstand einer Verlangerung soweit nach
           deutschen Recht zulassig und bei
           gegenseitigem Einverstandnis der Parteien.


(2)        Das Anstellungsverhaltnis VON HEYDEKAMPF's     (2)     VON HEYDEKAMPF shall remain employed by EVI
           mit der EVI GMBH bleibt wahrend der                    GMBH for the duration of the Secondment Period
           Entsendung aufrechterhalten, gema(beta)dem             under the terms and conditions of the Service
           Wortlaut und den Bedingungen des                       Agreement between EVI Audio GmbH, Mark IV Audio
           Dienstvertrages mit der EVI Audio GmbH, Mark           Deutschland GmbH & Co KG and VON HEYDEKAMPF
           IV Audio Deutschland GmbH und Co KG und VON            dated February 21, 1997 (the "EVI Agreement")
           HEYDEKAMPF datiert vom 21 Februar 1997 (der            as amended contemporaneously herewith in
           ,,EVI Vertrag"), wie hier gleichzeitig                 accordance with the Amendment attached hereto
           abgeandert gema(beta)Erganzungsvertrag der hier        as Exhibit A.
           als Anhang A angefugt wird.

(3)        VON HEYDEKAMPF wird wahrend der Entsendung     (3)     VON HEYDEKAMPF shall stay managing director of
           Geschaftsfuhrer der EVI GMBH bleiben und in            EVI GMBH for the duration of the Secondment and
           dieser Stellung auch von Zeit zu Zeit in               shall perform work in this position from time
           Deutschland tatig. Seine gesetzlichen                  to time in Germany. His statutory obligations
           Pflichten als Geschaftsfuhrer bleiben von der          as managing director remain unchanged from the
           Entsendung unberuhrt. EVI GMBH wird wahrend            Secondment. EVI GMBH shall appoint an
           der Entsendungszeit einen weiteren                     additional managing director during the
           Geschaftsfuhrer bestellen.                             Secondment Period.

(4)        Die Zeit der Entsendung wird auf die           (4)     The Secondment period shall be taken into
           Betriebszugehorigkeit bei der EVI GMBH und             account for the calculation of VON HEYDEKAMPF's
           alle sich daraus ergebenden Anspruche                  seniority with EVI GMBH and any possible claims
           angerechnet.                                           arising from the seniority.

(5)        Die betriebliche Altersversorgung VON          (5)     VON HEYDEKAMPF's occupational pension scheme at
           HEYDEKAMPF's durch die EVI GMBH                        EVI GMBH (direct entitlement and pension
           (Direktzusage mit Ruckdeckungs-                        liability insurance) as agreed in his Private
           versicherung) wie in der vertraglichen                 Pension Plan dated January 4, 2000 shall
           Pensionszusage vom 4. Januar 2000 zugesagt,            entirely be continued by EVI GMBH during the
           wird von der EVI GMBH wahrend der Entsendung           Secondment period based upon the remuneration
           in vollem Umfang weitergefuhrt, wobei fur die          payable according to the employment agreement
           Dauer der Entsendung die aus dem                       between VON HEYDEKAMPF and TELEX INC, unless
           Arbeitsverhaltnis zwischen VON HEYDEKAMPF und          VON HEYDEKAMPF elects to participate in the
           der TELEX INC. zu zahlende Vergutung zugrunde          Telex savings and retirement plans.
           gelegt wird, soweit VON HEYDEKAMPF nicht die
           Wahl getroffen hat, an den Telex Spar- und
           Pensionsplanen teilzunehmen.
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
                             SECTION 2                                               SECTION 2
                   GESETZLICHE RENTENVERSICHERUNG                           STATUTORY PENSION INSURANCE
           Die EVI GMBH wird fur den Geschafts-fuhrer             With VON HEYDEKAMPF's consent, EVI
           mit seinem Einverstandnis einen                        GMBH shall apply for an exceptional
           Antrag auf eine Ausnahmeregelung nach                  agreement (certificate of coverage) according
           dem deutsch-amerikanischen                             to the Agreement on Social Security between the
           Sozial-versicherungsabkommen stellen, um VON           U.S. and Germany so that VON HEYDEKAMPF remains
           HEYDEKAMPF weiterhin der deutschen                     subject to the German statutory system of
           Rentenversicherung zu unterstellen. Die                social security. The granting of the exceptional
           Gewahrung der Ausnahmeregelung hangt von der           agreement(certificate of coverage) is subject to
           Zustimmung der zustandigen Behorden ab.                the consent of the relevant authorities.
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                                                                               2



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
           Sollten diese Behorden eine solche Zustimmung          In the event such authorities do not grant
           zu der Ausnahmeregelung nicht gewahren, so             their consent to such exceptional agreement,
           stimmt VON HEYDEKAMPF zu, dass das                     VON HEYDEKAMPF agrees that the United
           Sozialversicherungsgesetz der Vereinigten              States Social Security Act of 1935, as
           Staaten von 1935, in der jeweiligen Fassung            amended from time to time, shall govern
           die Sozialversicherungs-anspruche die ihm              any social security benefits that
           zustehen regelt und die Sozialabgaben die er           he will be entitled to, and any employment
           zu zahlen hat.                                         taxes he may be required to pay.

                             SECTION 3                                               SECTION 3
                         URLAUB, FEIERTAGE                                    VACATION, PUBLIC HOLIDAY
           Wahrend der Entsendung richtet sich der                During the Secondment period, the vacation
           Urlaubsanspruch VON HEYDEKAMP`s allein nach            entitlement of VON HEYDEKAMPF shall exclusively
           dem Arbeitsvertrag zwischen ihm und der                be subject to the employment agreement between
           TELEX INC. Es gelten die an seinem Arbeitsort          him and TELEX INC. The public holiday applicable
           in den USA gultigen gesetzlichen Feiertage.            at his place of work in the U.S.

                             SECTION 4                                               SECTION 4
                       KUNDIGUNG UND RUCKKEHR                               TERMINATION AND REPATRIATION
(1)        Dieser Entsendungsvertrag endet mit            (1)     This Secondment Agreement shall be terminated
           Be-endigung des Arbeitsverhaltnisses zwischen          upon the earlier of the termination of the
           VON HEYDEKAMPF und der TELEX INC., oder dem            Telex Agreement or the expiration of the
           Ende der Entsendungsperiode, 5 Jahre nach              Secondment Period, five (5) years after its
           seinem Beginn oder mit dem ver-einbarten               commencement or upon the later expiration of
           spateren Ablauf des Entsendungs-zeitraums, je          the Secondment period if agreed. Afterwards,
           nachdem was fruher eintritt. Danach lebt das           the service relationship between
           Anstellungsverhaltnis zwischen VON HEYDEKAMPF          VON HEYDEKAMPF and EVI GMBH shall come into
           und der EVI GMBH in vollem Umfang wieder auf,          full force again, provided, however, that VON
           vorbehaltlich der Moglichkeit, da(beta)der             HEYDEKAMPF's employment by EVI GMBH may be
           Dienstvertrag von ,,VON HEYDEKAMPF" mit der            terminated contemporaneously with the
           EVI GMBH zum gleichen Zeitpunkt wie der                termination of VON HEYDEKAMPF's employment by
           Angestelltenvertrag mit der TELEX INC. gema(beta)      TELEX INC. pursuant to the terms of the
           den Bedingungen des Anstellungsvertrags                Employment Agreement between such parties dated
           zwischen diesen Parteien datiert vom Januar            as of January 5, 2003 and this Secondment
           5, 2003 beendet werden kann und dieser                 Agreement shall be deemed to have terminated at
           Entsendungsvertrag gilt dann   zu diesem               such time; and VON HEYDEKAMPF shall be entitled
           Zeitpunkt als beendet. VON HEYDEKAMPF erhalt           only to such severance and benefits upon such
           nur eine solche Abfindung und solche                   termination as arc provided to him under the
           Leistungen wie sie in dem Anstellungsvertrag           Employment Agreement (an allocable portion
           vorgesehen sind (ein Teilbetrag wird so                shall have been deemed to have satisfied any
           behandelt, da(beta)durch ihn alle Verpflichtungen      obligations pursuant to German law in
           die nach deutschem Recht aufgrund der                  connection with such termination).
           Beendigung zustehen hiermit abgegolten sind.)

(2)        Mit der Beendigung des                         (2)     The Secondment Agreement shall be terminated
           Anstellungs-verhaltnisses zwischen der EVI             upon termination of the service relationship
           GMBH und VON HEYDEKAMPF nach den Bestimmungen          between EVI GMBH and VON HEYDEKAMPF subject to
           des Anstellungsvertrags endet auch dieser              the terms of the service agreement.
           Entsendungsvertrag. Dies hat keine                     This shall have no effect on the existence of
           Auswirkungen auf den Bestand des                       the employment relationship between VON
           Arbeitsverhaltnisses zwischen VON HEYDEKAMPF           HEYDEKAMPF and TELEX INC.
           und der TELEX INC.
                             SECTION 5                                               SECTION 5
                ANWENDBARES RECHT UND GERICHTSSTAND                           CHOICE OF LAW AND FORUM
           Dieser Vertrag unterliegt deutschem Recht.             This Agreement is governed by German law. Any
           Der Gerichtsstand liegt, soweit rechtlich              arising disputes shall be brought before
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                                                                               3

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
           zulassig, bei den fur Straubing, Deutschland           the courts which are competent for Straubing,
           zustandigen Gerichten.                                 Germany, as far as legally possible.
                             SECTION 6                                                SECTION 6
                        SCHLUSSBESTIMMUNGEN                                       FINAL PROVISIONS
(1)        Anderungen oder Erganzungen dieses Vertrages   (1)     Each change or amendment to this Agreement
           bedurfen zu ihrer Wirksamkeit der                      requires a written agreement between both
           Schriftform. Dies gilt auch fur eine Anderung          parties for its validity. This applies also to
           des Schriftformerfordernisses selbst.                  the change of this written form clause.

(2)        Erganzend gelten samtliche Vereinbarungen des  (2)     The complete provisions of the service
           Anstellungsvertrags zwischen der EVI GMBH und          agreement between EVI GMBH and VON HEYDEKAMPF
           VON HEYDEKAMPF, so wie er gleichzeitig                 shall apply in addition, as amended
           zwischen EVI GMBH und VON HEYDEKAMPF                   contemporaneously herewith between EVI GMBH and
           abgeandert wird.                                       VON HEYDEKAMPF.  .

(3)        Sollten einzelne Bestimmungen dieses           (3)     In the event that any of the provisions
           Vertrages unwirksam sein oder werden oder              contained in this agreement should be or become
           sollte sich herausstellen, dass der Vertrag            invalid for any reason whatsoever or should
           eine Lucke enthalt, so soll dies die                   there be a gap in the Agreement, that shall not
           Wirksamkeit der ubrigen Bestimmungen dieses            affect the validity of the remaining
           Vertrages nicht beruhren. Die Parteien sind            contractual provisions. The parties shall
           vielmehr in einem solchen Falle verpflichtet,          replace an invalid contractual provision or
           die unwirksame oder fehlende Bestimmung durch          fill the gap by a new clause, which guarantees
           eine solche Bestimmung zu ersetzen, die                the economic sense and purpose of the invalid
           wirksam ist und dem mit der unwirksamen oder           or missing provision as far as possible.
           fehlenden Bestimmung angestrebten
           wirtschaftlichen Zweck soweit wie moglich
           entspricht.

(4)        Die deutsche Fassung dieses Vertrages ist      (4)     The German version of this Agreement shall
           ma(beta)geblich.                                       prevail.




           EVI Audio GmbH                     Mathias Stieler von Heydekampf

           By: /s/ Hans Peter Richter
                                              /s/ Mathias Stieler von Heydekampf
           Dated:  January 5, 2003
                                              Dated:  January 5, 2003

           Telex Inc.

           By: /s/ Ned C. Jackson

           Dated:  January 30, 2003

                                    EXHIBIT A

Amendment dated January , 2003 to Service Agreement between EVI Audio GmbH, Mark IV Audio Deutschland GmbH & Co KG, and Mathias Stieler von Heydekampf, dated February 21, 1997


Preamble

Reference is made to the Service Agreement between EVI Audio GmbH ("EVI"), Mark IV Audio Deutschland GmbH & Co KG, and Mathias Stieler von Heydekampf ("Executive"), entered into on February 21, 1997 (the "Service Agreement").

Reference is also made to the Secondment Agreement between EVI, Telex Communications, Inc. ("Telex") and Executive (the "Secondment Agreement") entered into on January , 2003.

The Secondment Agreement provides that for the Secondment Period (as defined therein), Executive will be seconded to Telex in Burnsville, Minnesota, USA.

In accordance with Section 12(2) of the Service Agreement, EVI and Executive wish to modify the Service Agreement by adding a new Section 13 to read as follows:

              "SECTION 13. RIGHTS AND OBLIGATIONS DURING AND FOLLOWING PERIOD OF SECONDMENT.


                  1. Notwithstanding anything in this Agreement to the contrary, during the period Mr. von Heydekampf is seconded (the "Secondment Period") to Telex Communications, Inc. in accordance with the Secondment Agreement between EVI Audio GmbH, Telex Communications, Inc. ("Telex") and Executive (the "Secondment Agreement"), all rights to payments upon termination described in Section 4, remuneration described in
                  Section 5, working hours, place of employment and other employment described in Section 6, a company car and business travel described in Section 7, vacation described in Section 8, illness and salary continuation described in Section 9, and insurance described in Section 11, shall be interrupted for the time of the Secondment.

                  2. During the Secondment Period, the terms of Mr. von Heydekampf's remuneration and employment shall be governed solely by the Employment Agreement between Mr. von Heydekampf and Telex, executed on ( the "Telex Agreement") and the Secondment Agreement.

                  3. During the Secondment Period, Mr. von Heydekampf shall retain his position described in Section 1 and the responsibilities described in Section 2.

                  4. During the Secondment Period, Mr. von Heydekampf, in addition to his responsibilities under Section 2, shall have the responsibilities described in the Telex Agreement.

                  5. Following the end of the Secondment Period in accordance with the terms of the Secondment Agreement, the provisions of this Agreement shall be reinstated prospectively as their terms existed on the date of the amendment adding this Section 13, except that Section 5(4) shall be modified so that any remuneration received by Mr. von Heydekampf under the Telex Agreement in the nature of severance payments shall offset and be credited against any and all amounts payable pursuant to this Agreement for termination thereof. For avoidance of doubt, any payments made upon termination of his service for Telex shall be offset against any amounts payable under
                  Section 4 hereof in the event of his subsequent termination from EVI GmbH and shall have been deemed to have satisfied any obligations pursuant to German law in connection with such termination.







                                            EVI Audio GmbH


                                            By:______________________________

                                            Dated:___________________________


                                            Mathias Stieler von Heydekampf


                                            _________________________________

                                            Dated:___________________________